Exhibit 10.1

PLURISTEM THERAPEUTICS INC.

Subscription Agreement
for Common Stock and Warrants

Pluristem Therapeutics Inc.
MATAM Advanced Technology Park # 20 Haifa 31905, Israel

Ladies and Gentlemen:

    1.        Subscription. The undersigned (the “Investor”) hereby agrees to purchase units (“Units”) of the securities of Pluristem Therapeutics, Inc. (“Pluristem” or the “Company”) consisting of: (i) shares of Common Stock (“Common Shares”) and Warrants to purchase shares of Common Stock at an exercise price of $1.90 per share (the “Warrants”) for the aggregate dollar amount set forth on the signature page hereto. The purchase price per Unit is $1.16. The Common Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (“Warrant Shares”) are referred to herein as the “Securities.”

THE INVESTOR UNDERSTANDS THAT AN INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK, AND THAT THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND RESALE. THERE CAN BE NO ASSURANCES THAT THE INVESTOR WILL RECOVER ALL OR ANY PORTION OF THIS INVESTMENT.

    2.        Execution and Acceptance of Subscription Agreement. Upon the execution hereof by the Investor and full payment of the purchase price for the Units, subject to acceptance by Pluristem, Pluristem will issue to the Investor the Units subscribed for by the Investor. The Company has the absolute right to accept or reject this subscription.

    3.        Access to Information; Independent Investigation. The Investor hereby acknowledges that:

    a.        No offering memorandum or similar disclosure document has been prepared in connection with the sale of the Units. The Investor has read this Subscription Agreement and is familiar with the terms of the Securities.

    b.        In making the decision to purchase the Securities, the Investor and the Investor’s advisors have, prior to any sale to the Investor, been given access and the opportunity to examine all books and records of Pluristem, all contracts and documents relating to Pluristem, and all filings made by Pluristem with the U.S. Securities and Exchange Commission, and an opportunity to ask questions of, and to receive answers from, Pluristem and to obtain any additional information necessary to verify the accuracy of the information provided to the Investor. The Investor and the Investor’s advisors have been furnished with all materials relating to the business, finances and operations of Pluristem and materials relating to the offer and sale of the Securities that have been requested.

c. The only representations and warranties being given to the Investor by Pluristem are as contained in this Subscription Agreement.

    4.        Investment Representations.

    a.        The Investor understands that the Securities are being offered and sold in reliance upon certain exemptions from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), and non-public offering exemptions of the securities acts of the states in which the Shares may be offered or sold. As a condition to purchasing the Units and becoming an investor in Pluristem, for the purposes (among others) of the above-mentioned exemptions and qualifications to the extent applicable, and knowing that Pluristem will rely upon the statements made herein for such exemptions and in determining the Investor’s suitability as an investor, the Investor represents and warrants as follows:

    b.        Risks Associated with Investment in the Company. The Investor has been advised that the Investor must be prepared to bear the economic risk of an investment in Pluristem for an indefinite period because the Securities are not registered under the Securities Act. The Investor has read the various risk factors described under the heading “Risk Factors” in Part I, Item 1A, in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2008.

    c.        Experience of Such Investor. The Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Securities (and each part thereof) and, at the present time, is able to afford a complete loss of such investment.

    d.        Purchase for Own Account. The Investor represents that it is acquiring the Securities as principal for its own account for investment purposes only and not and will not acquire the Common Shares, the Warrants or the Warrant Shares with a view to or for distributing or reselling them in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of them in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding their distribution of such Securities. The Investor understands that the Securities included therein are “restricted securities” and have not been registered under the Securities Act or any applicable state securities laws. The Investor is acquiring the Securities and each part thereof hereunder in the ordinary course of its business.

e. Further Representations. The Investor further represents and warrants that:

(1)	The funds to be tendered as payment for the Units will not represent funds borrowed by the Investor;

(2)	The Investor agrees not to reproduce, copy or otherwise distribute or make any use of the information and confidential information of Pluristem (other than the Investor’s legal and tax advisors);

(3)	The Investor:

(A)	If not an individual, was not formed for the specific purpose of acquiring the Units.

(B)	If not an individual, is duly organized, validly existing and in good standing under the laws of its state of organization.

(C)	Has full power to execute, deliver and perform this Subscription Agreement;

(4)	The execution, delivery and performance of this Subscription Agreement by the Investor, and the consummation by the Investor of the transaction contemplated hereby, have been duly authorized by all necessary corporate or other action. This Subscription Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation of the Investor, enforceable in accordance with its terms;

(5)	If the Investor is not an individual, the execution of and performance of the transactions contemplated by this Subscription Agreement and compliance with their provisions by the Investor will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, or require a consent or waiver under, its organizational documents (each as amended to date and presently in effect) or any indenture, lease, agreement, or other instrument to which the Investor is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Investor; and

(6)	No consent, approval, order, or authorization of, or registration, qualification, designation, declaration, or filing with, any governmental authority is required on the part of the Investor in connection with the execution and delivery of this Subscription Agreement, or the offer, sale, and delivery of the Units, as contemplated by this Subscription Agreement.

    6.        Securities Law Matters.

    a.        Publicity. The parties agree that this Subscription Agreement and the transactions contemplated hereby will remain confidential until the Company files a Form 8-K with the Securities and Exchange Commission disclosing this Subscription Agreement. The Investor agrees not to effect any purchase or sale of the securities of the Company until after such filing is made.

     b.        Transfer Restrictions.

(1) The Investor hereby acknowledges that the Securities and any part hereof may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Common Shares, Warrants or Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of an Investor or in connection with a pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of such opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Common Shares, Warrants or Warrant Shares under the Securities Act. Unless the transfer of the Warrants has been registered, no Warrants may be transferred to any person that is not an “accredited investor.”

(2) The Investor agrees to the imprinting, so long as is required, of a legend on any of the Common Shares, Warrants and Warrant Shares in the following form:

[THESE SHARES] [THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT] HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

    7.        Representations of Pluristem. Pluristem hereby represents and warrants to the Investor as follows.

        (a)       Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

        (b)       Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby. The execution and delivery of this Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby, including the issuance of the Securities, has been duly authorized by all necessary action on the part of the Company. This Subscription Agreement is the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

        (c)       Issuance of the Securities; Registration. The Securities are duly authorized and, when issued and paid for in accordance with this Subscription Agreement, will be duly and validly issued, fully paid and nonassessable. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable.

        (d)       SEC Reports. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Exchange Act of 1934 (the “Exchange Act”) for at least the one (1) year preceding the date hereof (or such shorter period as the Company was required to do so) (the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

    8.        Expenses. The Investor and Company shall each bear their own expenses incurred in connection with the negotiation and execution of this Subscription Agreement and the transactions contemplated hereby. The Investor acknowledges that the Company may be required to pay a transaction fee to finders.

    9.        Miscellaneous.

    a.        Notices. When any notice is required or authorized hereunder, such notice shall be given in writing and by personal delivery, fax or email addressed to the party for which it is intended – if to the Investor, to the address, fax number or email address of the Investor set forth below, as it may be subsequently changed on the Company’s books by notice from the Investor; and if to the Company, to its fax or email address as listed on its web site (or if none exists, to the fax or email address set forth below), attention: Chief Executive Officer. A notice shall be deemed given on the date it is personally delivered or the date on which it is properly addressed and sent by fax or email.

b. Successors and Assigns. This Subscription Agreement shall be binding upon the heirs, executors, administrators, successors, and assignees of the Investor.

    c.        Choice of Law. This Subscription Agreement shall be governed by, and construed in accordance with, the internal laws of New York and, to the extent it involves any United States statute or regulations, in accordance therewith.

    d.        Consent to Jurisdiction. The Investor hereby consents and submits to the exclusive jurisdiction of the state and federal courts in City of New York, borough of Manhattan, with respect to all disputes arising in connection with this Subscription Agreement and consents that service of all papers in any proceeding hereunder may be made by certified or registered first class mail, return receipt requested.

    e.        Survival of Representations. The Investor agrees that all of the warranties, representations acknowledgments, confirmations, covenants and promises made in this Subscription Agreement shall survive its execution and delivery.

f. Changes in Representations. The Investor agrees to notify the Company immediately of any change in the representations, warranties or information pertaining to the Investor contained herein.

    g.        Counterparts. This Subscription Agreement may be executed in any number of counterparts each of which shall be deemed an original and which, taken together, shall form one and the same agreement. Execution and delivery of this Subscription Agreement may be evidenced by faxed signatures.

    h.        Integration. This Subscription Agreement is the complete and exclusive agreement between the parties with regard to the subject matter hereof and supersedes any and all prior discussions, negotiations and memoranda related hereto.

[Signature page follows.]

Subscription Agreement
Pluristem Therapeutics Inc.
Signature Page and Questionnaire

By initialing the appropriate space below, the Investor hereby represents that the Investor:

_________________	is a corporation, a business trust, or a partnership, not formed for the specific purpose of
(initials)	acquiring the Shares, with total assets in excess of $5,000,000.

_________________	is a natural person whose individual net worth, or joint net worth with his or her spouse,
(initials)	exceeds $ 1,000,000.

_________________	is a natural person who had an individual income in excess of $200,000 in each of the two
(initials)	most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

_________________	is a trust with total assets in excess of $5,000,000, and was not formed for the specific
(initials)	purpose of acquiring the Shares.

_________________	is an entity in which all of the equity owners fall within one of the categories set forth
(initials)	above.

________________________________________________________ Dollar Amount of Units Being Purchased @ $1.16/Unit) is	________________________________________________________ Signature of the Investor
$XXX. Each Unit purchased shall consist of one share of
Common Stock and a Warrant, exercisable 181 days from the
date hereof and that has a term of exercise equal to 5
years from the date it is first exercisable, to purchase
1 share of Common Stock at an exercise price of $1.90
per share.

Social Security No.: _________________	________________________________________________________
Print Name of the Investor and Title, if appropriate
Email address: _________________

Fax number: _________________	Address of the Investor:
______________________________________________________
Date:
______________________________________________________
______________________________________________________

ACCEPTED AND AGREED:

PLURISTEM THERAPEUTICS, INC.

By:	________________________ Zami Aberman, CEO

Date:

Email address:

Fax number: